[KPMG LOGO]

                                                                   EXHIBIT 23.2

The Board of Directors
Citizens, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Form S-4.

                                            /s/ KPMG Peat Marwick LLP
                                            KPMG Peat Marwick LLP

Dallas, Texas

July 21, 1995